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                          SUPPLEMENT DATED JULY 7, 2000
                         TO PROSPECTUS DATED MAY 1, 2000

                              IQ THE SMART ANNUITY
                        FLEXIBLE PREMIUM VARIABLE ANNUITY
                                    issued by
                        INTEGRITY LIFE INSURANCE COMPANY


THIS SUPPLEMENT PROVIDES INFORMATION REGARDING JANUS ASPEN STRATEGIC VALUE PORTFOLIO- SERVICE SHARES, A NEW PORTFOLIO OF JANUS ASPEN SERIES THAT WILL BE AVAILABLE UNDER THE CONTRACT BEGINNING JULY 10, 2000. THIS SUPPLEMENT ADDS THE FOLLOWING INFORMATION TO THE PROSPECTUS UNDER THE HEADINGS INDICATED.


- "TABLE OF ANNUAL FEES AND EXPENSES" IN SECTION 1 - SUMMARY:

PORTFOLIO ANNUAL EXPENSES AFTER WAIVERS/REIMBURSEMENTS
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                            MANAGEMENT    OTHER     TOTAL ANNUAL
                                            FEES          EXPENSES  EXPENSES
                                            -----         --------  --------
Janus Aspen Strategic Value Portfolio-      0.65%          0.60%       1.25%
  Service Shares(1)

(1) Expenses are based on the estimated expenses that the new Service Shares Class of the Portfolio expects to incur in its initial fiscal year. "Other Expenses" includes a 0.25% fee adopted by the Portfolio pursuant to a Rule 12b-1 Plan. All expenses are shown without the effect of any expense offset arrangements.


-  "EXAMPLES" IN SECTION 1 - SUMMARY:

The examples below show the expenses on a $1,000 investment, assuming a $40,000 average contract value and a 5% annual rate of return on assets.

CUMULATIVE EXPENSES PER $1,000 INVESTMENT IF YOU ELECT TO ANNUITIZE, SURRENDER OR CONTINUE YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:

                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                        ------    -------    -------    --------
Janus Aspen Strategic Value Portfolio-  $28.42    $87.00     $147.99     $311.72
 Services Shares


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These examples assume the current charges that are borne by Separate Account
II and the management fees and estimated expenses of the Portfolio. Actual expenses may be greater or less than those on which these examples are based. The annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. The examples assume an estimated $40,000 average Account Value, so that the administrative charge per $1,000 of net asset value in Separate Account II is $0.75. The per $1,000 charge would be higher for smaller Account Values and lower for higher values.

The above table and examples are shown to increase your understanding of the various costs and expenses that apply to your contract directly or indirectly. The examples reflect expenses of Separate Account II as well as those of the Portfolio. Premium taxes at the time of payout may also be applicable.


-  "JANUS ASPEN SERIES" IN SECTION 3 - YOUR INVESTMENT OPTIONS

Each portfolio of the Janus Aspen Series is a mutual fund registered with the Securities and Exchange Commission. Janus Capital Corporation serves as the investment adviser to the Janus Aspen Strategic Value Portfolio.

INVESTMENT OBJECTIVES OF THE PORTFOLIO. Below is a summary of the investment goal of the Janus Aspen Strategic Value Portfolio. There is no guarantee that the objective will be met. You should read the Portfolio's prospectus carefully before investing.

JANUS ASPEN STRATEGIC VALUE PORTFOLIO

Janus Aspen Strategic Value Portfolio seeks long-term growth of capital. It is a non-diversified portfolio that pursues its objective by investing primarily in common stocks with the potential for long-term growth of capital using a "value" approach. The value approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth.